UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2011

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 6, 2011, Waddell & Reed Financial, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on February 25, 2011.  The results of the stockholder vote are as follows:

Proposal 1 — Election of Directors

The following individuals were elected to serve as Class I directors to hold office until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Non-Votes

Sharilyn S. Gasaway	73,116,907	383,872	4,189,711
Alan W. Kosloff	64,444,137	9,056,642	4,189,711
Jerry W. Walton	64,006,169	9,494,610	4,189,711

Proposal 2 — Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2011

The stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2011 fiscal year.

For	Against	Abstain

76,930,663	725,254	34,573

Proposal 3 — Advisory Vote on Executive Compensation

The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers as described pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, the compensation tables and the narrative discussion.

For	Against	Abstain	Non-Votes

65,520,944	4,386,140	3,593,695	4,189,711

Proposal 4 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The stockholders voted, on an advisory (non-binding) basis, on the frequency of which the Company should hold future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Non-Votes

46,056,095	3,409,944	20,252,964	3,781,776	4,189,711

Consistent with a majority of the votes cast with respect to this proposal, the Company’s Board of Directors has determined that the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officer as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 12, 2011	By:	/s/ Daniel P. Connealy
Senior Vice President and
Chief Financial Officer